Exhibit 99.4

Reconciliation of John Deere Capital Corporation Restated Financial Data

As set forth in Item 8.01 to this Current Report on Form 8-K, in the second quarter of 2023, JDCC corrected the accounting treatment for financing incentives offered to John Deere dealers, which impacted the timing of expense recognition and the presentation of incentive costs in the consolidated financial statements. The impact of the correction in periods prior to the second quarter ended April 30, 2023 is not material to the consolidated financial statements of JDCC in any of the impacted periods; however, the aggregate impact of correcting prior periods within the second quarter ended April 30, 2023 would have been material to JDCC’s second quarter consolidated financial results. Consequently, JDCC has made these immaterial corrections in the comparative prior periods, with the prior period restatement impacts set forth below.

Restated Quarterly Results

The prior period impacts to JDCC’s statements of consolidated income were as follows (in millions of dollars)

	John Deere Capital Corporation and Subsidiaries
	Statements of Consolidated Income
	For the Three Months Ended

	Previously Reported					Adjustment					As Adjusted
	Jan 29	Oct 30	Jul 31	May1	Jan 30	Jan 29	Oct 30	Jul 31	May1	Jan 30	Jan 29	Oct 30	Jul 31	May1	Jan 30
	2023	2022	2022	2022	2022	2023	2022	2022	2022	2022	2023	2022	2022	2022	2022
Revenues
Finance income earned on retail notes	$315.9	$283.6	$256.9	$242.8	$240.0	$14.1	$13.0	$10.2	$9.1	$8.9	$330.0	$296.6	$267.1	$251.9	$248.9
Lease revenues	240.7	241.8	237.7	236.5	241.5	1.8	1.6	1.5	1.5	1.6	242.5	243.4	239.2	238.0	243.1
Total revenues	820.6	775.7	689.2	651.4	642.9	15.9	14.6	11.7	10.6	10.5	836.5	790.3	700.9	662.0	653.4
Expenses
Administrative and operating expenses	108.5	121.8	106.7	115.2	96.4	28.2	14.1	14.4	13.0	20.0	136.7	135.9	121.1	128.2	116.4
Total operating expenses	334.1	337.3	318.6	393.8	303.7	28.2	14.1	14.4	13.0	20.0	362.3	351.4	333.0	406.8	323.7
Total expenses	635.1	542.0	456.0	449.5	403.2	28.2	14.1	14.4	13.0	20.0	663.3	556.1	470.4	462.5	423.2
Income of consolidated group before income taxes	185.5	233.7	233.2	201.9	239.7	(12.3)	.5	(2.7)	(2.4)	(9.5)	173.2	234.2	230.5	199.5	230.2
Provision for income taxes	39.6	51.2	61.3	44.5	52.0	(2.8)		(.7)	(.6)	(2.1)	36.8	51.2	60.6	43.9	49.9
Income of consolidated group	145.9	182.5	171.9	157.4	187.7	(9.5)	.5	(2.0)	(1.8)	(7.4)	136.4	183.0	169.9	155.6	180.3
Net income	146.9	183.4	172.5	158.5	189.6	(9.5)	.5	(2.0)	(1.8)	(7.4)	137.4	183.9	170.5	156.7	182.2
Net income attributable to the Company	$147.1	$183.6	$172.5	$158.6	$189.6	$(9.5)	$.5	$(2.0)	$(1.8)	$(7.4)	$137.6	$184.1	$170.5	$156.8	$182.2

The prior period impacts to JDCC’s consolidated balance sheets and the related components of stockholder’s equity were as follows (in millions of dollars):

	John Deere Capital Corporation and Subsidiaries
	Consolidated Balance Sheets

	Previously Reported					Adjustment					As Adjusted
	Jan 29	Oct 30	Jul 31	May 1	Jan 30	Jan 29	Oct 30	Jul 31	May 1	Jan 30	Jan 29	Oct 30	Jul 31	May 1	Jan 30
	2023	2022	2022	2022	2022	2023	2022	2022	2022	2022	2023	2022	2022	2022	2022
Assets
Receivables:
Retail notes	$23,937.2	$22,860.3	$22,262.8	$22,211.4	$22,336.1	$(61.7)	$(61.3)	$(54.0)	$(47.3)	$(44.0)	$23,875.5	$22,799.0	$22,208.8	$22,164.1	$22,292.1
Total receivables	42,655.5	42,502.9	40,534.9	37,958.5	35,729.2	(61.7)	(61.3)	(54.0)	(47.3)	(44.0)	42,593.8	42,441.6	40,480.9	37,911.2	35,685.2
Total receivables – net	42,533.8	42,374.5	40,407.6	37,834.0	35,607.8	(61.7)	(61.3)	(54.0)	(47.3)	(44.0)	42,472.1	42,313.2	40,353.6	37,786.7	35,563.8
Deferred income taxes	24.4	23.3	29.5	29.6	30.4	2.5	2.2	2.0	1.9	1.8	26.9	25.5	31.5	31.5	32.2
Total Assets	$49,406.4	$48,928.0	$46,751.9	$44,012.9	$42,027.2	$(59.2)	$(59.1)	$(52.0)	$(45.4)	$(42.2)	$49,347.2	$48,868.9	$46,699.9	$43,967.5	$41,985.0

Liabilities and Stockholder’s Equity
Accounts payable and accrued expenses	$893.4	$866.1	$870.2	$817.0	$782.8	$103.0	$91.2	$99.0	$103.1	$104.0	$996.4	$957.3	$969.2	$920.1	$886.8
Deferred income taxes	225.5	239.4	239.1	246.8	260.5	(33.3)	(30.9)	(31.1)	(30.6)	(30.1)	192.2	208.5	208.0	216.2	230.4
Total liabilities	44,402.3	44,123.1	42,065.9	39,343.9	37,375.0	69.7	60.3	67.9	72.5	73.9	44,472.0	44,183.4	42,133.8	39,416.4	37,448.9
Stockholder’s equity:
Retained earnings	3,572.4	3,425.3	3,301.7	3,264.2	3,240.6	(128.9)	(119.4)	(119.9)	(117.9)	(116.1)	3,443.5	3,305.9	3,181.8	3,146.3	3,124.5
Total Company stockholder’s equity	5,002.8	4,803.4	4,684.3	4,667.3	4,650.4	(128.9)	(119.4)	(119.9)	(117.9)	(116.1)	4,873.9	4,684.0	4,564.4	4,549.4	4,534.3
Total stockholder’s equity	5,004.1	4,804.9	4,686.0	4,669.0	4,652.2	(128.9)	(119.4)	(119.9)	(117.9)	(116.1)	4,875.2	4,685.5	4,566.1	4,551.1	4,536.1
Total Liabilities and Stockholder’s Equity	$49,406.4	$48,928.0	$46,751.9	$44,012.9	$42,027.2	$(59.2)	$(59.1)	$(52.0)	$(45.4)	$(42.2)	$49,347.2	$48,868.9	$46,699.9	$43,967.5	$41,985.0

The prior period impacts to JDCC’s statements of consolidated cash flows were as follows (in millions of dollars):

	John Deere Capital Corporation and Subsidiaries
	Statements of Consolidated Cash Flows
	For the Year-to-Date Period Ended

	Previously Reported					Adjustment					As Adjusted
	Jan 29	Oct 30	Jul 31	May 1	Jan 30	Jan 29	Oct 30	Jul 31	May 1	Jan 30	Jan 29	Oct 30	Jul 31	May 1	Jan 30
	2023	2022	2022	2022	2022	2023	2022	2022	2022	2022	2023	2022	2022	2022	2022
Cash Flows from Operating Activities:
Net income	$146.9	$704.0	$520.6	$348.1	$189.6	$(9.5)	$(10.7)	$(11.2)	$(9.2)	$(7.4)	$137.4	$693.3	$509.4	$338.9	$182.2
Adjustments to reconcile net income to net cash provided by operating activities:
Credit for deferred income taxes	(11.3)	(32.0)	(32.8)	(25.8)	(5.8)	(2.7)	(3.3)	(3.3)	(2.7)	(2.1)	(14.0)	(35.3)	(36.1)	(28.5)	(7.9)
Change in accounts payable and accrued expenses	29.1	14.4	(20.5)	(46.7)	(72.6)	11.8	(2.4)	5.4	9.5	10.4	40.9	12.0	(15.1)	(37.2)	(62.2)
Other	(9.6)	(164.2)	(128.8)	(93.7)	(28.1)	.4	16.4	9.1	2.4	(.9)	(9.2)	(147.8)	(119.7)	(91.3)	(29.0)
Net cash provided by operating activities	$338.7	$1,205.9	$898.1	$541.1	$268.7	$	$	$	$	$	$338.7	$1,205.9	$898.1	$541.1	$268.7

Restated Annual Results

The prior period impacts to JDCC’s statements of consolidated income were as follows (in millions of dollars):

	John Deere Capital Corporation and Subsidiaries
	Statements of Consolidated Income
	For the Years Ended

	Previously Reported			Adjustment			As Adjusted
	Oct 30	Oct 31	Nov 1	Oct 30	Oct 31	Nov 1	Oct 30	Oct 31	Nov 1
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Revenues
Finance income earned on retail notes	$1,023.3	$946.6	$941.4	$41.2	$29.4	$23.5	$1,064.5	$976.0	$964.9
Lease revenues	957.5	1,022.0	1,088.9	6.2	6.3	6.3	963.7	1,028.3	1,095.2
Total revenues	2,759.2	2,688.0	2,807.6	47.4	35.7	29.8	2,806.6	2,723.7	2,837.4
Expenses
Administrative and operating expenses	440.1	406.0	470.6	61.5	65.8	46.7	501.6	471.8	517.3
Total operating expenses	1,353.4	1,306.8	1,506.7	61.5	65.8	46.7	1,414.9	1,372.6	1,553.4
Total expenses	1,850.7	1,779.7	2,250.6	61.5	65.8	46.7	1,912.2	1,845.5	2,297.3
Income of consolidated group before income taxes	908.5	908.3	557.0	(14.1)	(30.1)	(16.9)	894.4	878.2	540.1
Provision for income taxes	209.0	200.5	134.1	(3.4)	(6.7)	(3.7)	205.6	193.8	130.4
Income of consolidated group	699.5	707.8	422.9	(10.7)	(23.4)	(13.2)	688.8	684.4	409.7
Net income	704.0	710.8	425.1	(10.7)	(23.4)	(13.2)	693.3	687.4	411.9
Net income attributable to the Company	$704.3	$710.6	$425.0	$(10.7)	$(23.4)	$(13.2)	$693.6	$687.2	$411.8

The prior period impacts to JDCC’s consolidated balance sheets and the related components of stockholder’s equity were as follows (in millions of dollars):

	John Deere Capital Corporation and Subsidiaries
	Consolidated Balance Sheets

	Previously Reported		Adjustment		As Adjusted
	Oct 30	Oct 31	Oct 30	Oct 31	Oct 30	Oct 31
	2022	2021	2022	2021	2022	2021
Assets
Receivables:
Retail notes	$22,860.3	$21,343.5	$(61.3)	$(44.9)	$22,799.0	$21,298.6
Total receivables	42,502.9	36,669.6	(61.3)	(44.9)	42,441.6	36,624.7
Total receivables – net	42,374.5	36,540.6	(61.3)	(44.9)	42,313.2	36,495.7
Deferred income taxes	23.3	32.7	2.2	1.6	25.5	34.3
Total Assets	$48,928.0	$43,216.6	$(59.1)	$(43.3)	$48,868.9	$43,173.3

Liabilities and Stockholder’s Equity
Accounts payable and accrued expenses	$866.1	$876.0	$91.2	$93.6	$957.3	$969.6
Deferred income taxes	239.4	265.1	(30.9)	(28.2)	208.5	236.9
Total liabilities	44,123.1	38,690.4	60.3	65.4	44,183.4	38,755.8
Stockholder’s equity:
Retained earnings	3,425.3	3,091.0	(119.4)	(108.7)	3,305.9	2,982.3
Total Company stockholder’s equity	4,803.4	4,524.4	(119.4)	(108.7)	4,684.0	4,415.7
Total stockholder’s equity	4,804.9	4,526.2	(119.4)	(108.7)	4,685.5	4,417.5
Total Liabilities and Stockholder’s Equity	$48,928.0	$43,216.6	$(59.1)	$(43.3)	$48,868.9	$43,173.3

The prior period impacts to JDCC’s statements of consolidated cash flows were as follows (in millions of dollars):

	John Deere Capital Corporation and Subsidiaries
	Statements of Consolidated Cash Flows
	For the Years Ended

	Previously Reported			Adjustment			As Adjusted
	Oct 30	Oct 31	Nov 1	Oct 30	Oct 31	Nov 1	Oct 30	Oct 31	Nov 1
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Cash Flows from Operating Activities:
Net income	$704.0	$710.8	$425.1	$(10.7)	$(23.4)	$(13.2)	$693.3	$687.4	$411.9
Adjustments to reconcile net income to net cash
provided by operating activities:
Credit for deferred income taxes	(32.0)	(83.3)	(175.6)	(3.3)	(6.4)	(3.6)	(35.3)	(89.7)	(179.2)
Change in accounts payable and accrued expenses	14.4	(39.5)	(25.1)	(2.4)	21.6	11.0	12.0	(17.9)	(14.1)
Other	(164.2)	33.3	198.3	16.4	8.2	5.8	(147.8)	41.5	204.1
Net cash provided by operating activities	$1,205.9	$1,365.9	$1,450.2	$	$	$	$1,205.9	$1,365.9	$1,450.2